FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Q1 2020 - EARNINGS SUPPLEMENT

May 28, 2020

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE BONANZA STEAKHOUSE | YALLA mediterranean


FATBURGER
ELEVATION

LEGAL DISCLAIMER

This earnings supplement of FAT Brands Inc. ("us", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, our future acquisitions and strategic initiatives, and our re-franchising and development pipeline. Forward-looking statements reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the impact of the current novel coronavirus pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this earnings supplement.

COVID-19 UPDATE


FATBURGER
Buffalo's

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

OUR RESPONSE

Our targeted actions aimed at ensuring the physical and financial health of our franchise partners, their employees and customers put our locations in a place to re-coup lost sales as demand picks back up


Providing guidance on
CARES Act PPP and SBA EIDL loans


Advising negotiation of
3-month deferral on rent
(pay when they get their loans)


Negotiated ***180-day terms with suppliers,***
like Sysco and US Foods,
to improve cash flow


HURRICANE GRILL & WINGS
Focus on driving off-premise dining
through marketing and improved operations


Additional safety and distancing measures implemented
at store level


Prepared advertising campaigns
for ***re-opening***

WEEKLY IMPROVEMENTS

COVID-19 had a severe impact on our franchise partners as stay-at-home orders were issued and dining rooms closed across the country. As these mandates came into effect, we pivoted our marketing and advertising efforts to focus solely on promoting off-premise (third party delivery and takeout). As a result, sales began to rebound in April and continue to show weekly improvements as dining rooms re-open and stay-at-home orders are lifted.



Same Store Sales[1]
58% Increase
$3.5MM
$3.0MM
$2.5MM
$2.0MM
$1.5MM
(10%)
(15%)
(20%)
(25%)
(30%)
(35%)
(40%)
(45%)
(50%)
(55%)
(60%)
$1.89MM
(57.2%)
$1.87MM
(56.6%)
$2.31MM
(45.5%)
$2.39MM
(45.6%)
$2.50MM
(36.7%)
$3.05MM
(27.9%)
4/5/20
4/12/20
4/19/20
4/26/20
5/3/20
5/10/20
For The Week Ending
Same Store Sales
YoY Growth %

1. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

GROWING SALES FOR FRANCHISE PARTNERS

We pivoted our marketing and advertising efforts to focus solely on promoting off-premise (third party delivery and takeout) for all brands while casual dining (Buffalo's Cafe, Hurricane Grill & Wings and Ponderosa and Bonanza Steakhouses) franchise partners innovatively adapted their menus (i.e., streamlined offerings and began selling alcohol via takeout and delivery) and adjusted their seating layouts (i.e., moved seating to maximize patio spaces)

Off-Premise Sales

- Fast Casual concepts (Fatburger, Elevation Burger and Yalla) were on promo with third-party marketplaces the second half of March, April and May while Buffalo's Cafe and Hurricane Grill & Wings concepts were on promo the second half of March and all of April
- GrubHub and Doordash experienced a 70% increase in sales for Fatburger & Buffalo's Express from the week ending 4/5/20 to the week ending 5/10/20 (representing an increase from 23% of total third-party delivery sales to 30%)

Year-To-Date Resiliency

- Year-to-date (through 5/10/20) comparable same store sales[1] at our Fast Casual concepts resiliently held at (17%), (24%), and (34%) respectively, without having any of their dining rooms open with limited seating capacity, while Buffalo's Cafe and Hurricane Grill & Wings comparable same-store sales[1] held at (25%) and (21%) respectively

1. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

Q1 2020

HIGHLIGHTS


THANK YOU!
FATBURGER.COM/FEEDBACK
FATBURGER
Since 1952
FATBURGER
Since 1952
FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q1 2020 HIGHLIGHTS



-10.5% SSS Growth[1]
System-Wide
-1.6% SSS Growth[1]
Excl. Ponderosa & Bonanza Steakhouses



-10.5% YoY
System-Wide Sales Growth[2]
ELEVATION BURGER



$85MM
System-Wide Sales[2]



7 New Store Openings
in Q1 2020[3]



$0.28MM Adj. EBITDA[4]



THE QUAD CHALLENGE
8.1% Adj. EBITDA Margin[5]
DO YOU HAVE WHAT IT TAKES TO BE A CHAMPION?

1. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
5. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

FY 2019 HIGHLIGHTS

Royalties



$15MM
$14MM
$13MM
$12MM
$11MM
$10MM
$12.1MM
23.1% Increase
$14.9MM
FY 2018
FY 2019

Total Revenue



$23MM
$21MM
$19MM
$17MM
$15MM
$17.8MM
26.2% Increase
$22.5MM
FY 2018
FY 2019

Adj. EBITDA[1]



$8MM
$7MM
$6MM
$5MM
$4MM
$5.0MM
54.2% Increase
$7.7MM
FY 2018
FY 2019

Adj. EBITDA Margin[2]



44%
42%
40%
38%
36%
34%
32%
30%
33.9%
775bps Increase
41.7%
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

APPENDIX


FATBURGER
Since 1952
FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure,is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

INCOME STATEMENT

FAT Brands Inc. Consolidated Statements of Operations

	13 weeks ended			
	March 29, 2020		March 31, 2019	
(in thousands)				
Revenues				
Royalties	$	3,309	$	3,463
Franchise fees		175		313
Store opening fees		-		105
Advertising fees		931		976
Other income		8		16
Total revenues		4,423		4,873
Costs and expenses				
General and administrative expenses		3,531		2,714
Advertising expense		931		976
Refranchising loss		539		518
Total costs and expenses		5,001		4,208
(Loss) income from operations		(578)		665
Other expense				
Interest expense, net		(2,074)		(2,117)
Other (expense) income, net		(16)		24
Other expense		(2,090)		(2,093)
Loss before income tax expense (benefit)		(2,668)		(1,428)
Income tax expense (benefit)		(298)		(718)
Net loss	$	(2,370)	$	(710)
Basic and Diluted Loss per Share	$	(0.20)	$	(0.06)
Basic and Diluted Weighted Average Shares		11,868,842		11,636,433

BALANCE SHEET

FAT Brands Inc. Consolidated Balance Sheet as of March 29, 2020

(in thousands)		As of March 29, 2020
Cash and restricted cash	$	5,714
Total assets	$	92,195
Total liabilities	$	89,187
Total stockholders' equity	$	3,008

EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

(in thousands)	13 weeks ended March 29, 2020	13 weeks ended March 31, 2019
Net loss	$ (2,370)	$ (710)
Interest expense, net	2,074	2,117
Income tax expense (benefit)	(298)	(718)
Depreciation and amortization expense	232	131
EBITDA	(362)	820
Stock based compensation expenses	15	81
Non-cash lease expenses [1]	41	25
Acquisition costs	50	77
Refranchising loss	539	518
Adjusted EBITDA	$ 283	$ 1,521

(1) Includes non-cash lease expense costs related to new lease accounting standards



CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
GABRIELLA DAIDONE
GDAIDONE@JCONNELLY.COM
973-850-7343

FAT BRANDS
FRESH. AUTHENTIC. TASTY.